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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)  JANUARY 17, 1994
                                                         ----------------

                               CIGNA CORPORATION
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                            1-8323                          06-1059331
          --------                            ------                          ----------
(State or other jurisdiction                (Commission                      (IRS Employer
      of incorporation)                    File Number)                   Identification No.)



              ONE LIBERTY PLACE, 1650 MARKET STREET, P.O. BOX 7716
                     PHILADELPHIA, PENNSYLVANIA          19192-1550
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)



               Registrant's telephone number, including area code


                                 (215) 761-1000
                                 --------------

                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.   CIGNA Corporation ("CIGNA") is providing the following
information for the purpose of incorporation into its registration statements.

       CIGNA anticipates that it will have exposure as a result of the
earthquake that occurred in California on January 17, 1994.   As of January 18,
1994, CIGNA does not have sufficient information from which to estimate its losses associated with the earthquake.





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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                  CIGNA CORPORATION


Date: January 18, 1994                            By: /s/CAROL J. WARD
                                                      -----------------------
                                                      Carol J. Ward
                                                      Corporate Secretary








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